ANCHOR SERIES TRUST


At a joint special meeting of shareholders held on September 26, 2011, the shareholders of Anchor Series Trust were asked to vote on the following proposals:

1.	Election of six (6) Trustees to the Board.  (Voted on by all
Portfolios.)
Final Vote:

For
Against
Abstai
n
Total
Judith
L.
Carven
149,192,006.64
2
8,380,832.43
8
0.000
157,572,839.08
0
William
F.
Devin
149,323,737.51
9
8,249,101.56
1
0.000
157,572,839.08
0
Richard
W.
Grant
149,425,997.88
9
8,146,841.19
1
0.000
157,572,839.08
0
Stephen
J.
Gutman
149,149,494.05
4
8,423,345.02
6
0.000
157,572,839.08
0
Peter A.
Harbec
k
149,254,972.48
6
8,317,866.59
4
0.000
157,572,839.08
0
William
J. Shea
149,359,474.97
8
8,213,364.10
2
0.000
157,572,839.08
0

2.	Amendment and restatement of the Trust's Declaration of
Trust.  (Voted on by all Portfolios.)
2A.	Amendment to the Declaration of Trust to Permit
the Board to make future amendments to the
Declaration of Trust without shareholder approval.
Final Vote:
For
Against
Abstain
Total
124,250,149.634
27,786,847.639
5,535,841.807
157,572,839.080

2B.	Amendment to the Declaration of Trust to permit
reorganizations of Anchor Series Trust, a portfolio
or a class without shareholder approval.
Final Vote:
For
Against
Abstain
Total
125,448,183.049
25,827,447.932
6,297,208.100
157,572,839.080

2C.	Amendment to the Declaration of Trust to permit
involuntary redemption of shares in certain
circumstances.
Final Vote:
For
Against
Abstain
Total
126,476,473.931
24,070,820.351
7,025,544.798
157,572,839.080

2D.	Amendment to the Declaration of Trust to effect
certain other changes to the Declaration of Trust.
Final Vote:
For
Against
Abstain
Total
126,208,577.048
22,382,874.494
8,981,387.538
157,572,839.080

3.	Adoption of a "manager-of-managers" arrangement for
certain Portfolios, pursuant to which SunAmerica Asset
Management Corp., the Portfolios' investment adviser, could retain subadvisers for the applicable Portfolios without shareholder approval. (Voted on by the Capital
Appreciation Portfolio, the Government and Quality Bond
Portfolio, the Growth and Income Portfolio, the Growth
Portfolio, the Multi-Asset Portfolio, the Natural Resources
Portfolio, and the Strategic Multi-Asset Portfolio.)
Final Vote:

For
Against
Abstain
Total
Capital
Appreciati
on
Portfolio
24,726,948.9
50
4,137,298.5
97
1,289.096.1
29
30,153,343.6
76
Governme
nt and
Quality
Bond
Portfolio
59,069,152.9
36
7,475,312.4
99
2,462,477.4
98
69,006,942.9
33
Growth
and
Income
Portfolio
771,865.618
280,259.950
2,835.909
1,054,961.47
7
Growth
Portfolio
15,593,460.6
84
2,522,412.9
23
620,269.794
18,736,143.4
01
Multi-
Asset
Portfolio
3,188,663.49
1
778,747.047
160,041.562
4,127,452.10
0
Natural
Resources
Portfolio
5,712,112.61
7
1,215,161.8
66
286,086.676
7,213,361.15
9
Strategic
Multi-
Asset
Portfolio
2,419,908.57
1
351,315.012
236,051.441
3,007,275.02
4

4.	Adoption of a plan of liquidation for the Money Market
Portfolio.  (Voted on by the Money Market Portfolio.)
Final Vote:

For
Against
Abstain
Total
Money
Market
Portfoli
o
4,589,170.42
7
1,218,753.26
0
846,759.69
3
6,654,683.38
0

5.	To approve changes to certain of the fundamental policies
of certain of the Portfolios, as follows:
5A.	Removal of the fundamental policy requiring
shareholder approval of changes to investment goals or principal investment strategies for certain
Portfolios.  (Voted on by the Asset Allocation
Portfolio, the Capital Appreciation Portfolio, the
Government and Quality Bond Portfolio, the
Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources
Portfolio, and the Strategic Multi-Asset Portfolio.)


Final Vote:

For
Against
Abstain
Total
Asset
Allocation
Portfolio
14,272,868.6
90
2,675,574.2
60
670,232.980
17,618,675.9
30
Capital
Appreciati
on
Portfolio
23,776,051.1
10
4,981,042.2
64
1,396,250.3
02
30,153,343.6
76
Governme
nt and
Quality
Bond
Portfolio
57,046,043.9
35
9,272,033.5
48
2,688,865.4
49
69,006,942.9
33
Growth
and
Income
Portfolio
723,666.505
329,210.540
2,084.432
1,054,961.47
7
Growth
Portfolio
15,041,014.0
72
3,072,652.9
94
622,476.335
18,736,143.4
01
Multi-
Asset
Portfolio
2,679,499.91
1
1,029,434.9
60
418,517.229
4,127,452.10
0
Natural
Resources
Portfolio
5,555,214.68
2
1,419,033.8
80
239,112.597
7,213,361.15
9
Strategic
Multi-
Asset
Portfolio
2,219,493.02
4
616,201.166
171,580.834
3,007,275.02
4

5B.	Amendment of the Natural Resources Portfolio's
fundamental policy regarding concentration of investments. (Voted on by the Natural Resources
Portfolio.)
Final Vote:

For
Against
Abstain
Total
Natural
Resource
s
Portfolio
5,968,740.10
2
879,329.06
1
365,291.99
6
7,213,361.15
9

5C.	Amendment of the fundamental policy regarding
diversification of investments for certain Portfolios.
(Voted on by the Capital Appreciation Portfolio, the Government and Quality Bond Portfolio, the
Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the Natural Resources
Portfolio, and the Strategic Multi-Asset Portfolio.)
Final Vote:

For
Against
Abstain
Total
Capital
Appreciati
on
Portfolio
25,240,587.8
37
3,069,283.7
52
1,843,472.0
87
30,153,343.6
76
Governme
nt and
Quality
Bond
Portfolio
60,283,900.1
37
5,336,554.5
73
3,386,488.2
23
69,006,942.9
33
Growth
and
Income
Portfolio
877,047.678
177,044.435
869.364
1,054,961.47
7
Growth
Portfolio
15,826,995.8
44
1,813,653.2
04
1,095,494.3
54
18,736,143.4
01
Multi-
Asset
Portfolio
3,072,424.63
7
545,426.141
509,601.322
4,127,452.10
0
Natural
Resources
Portfolio
6,074,848.46
6
768,286.506
370,226.187
7,213,361.15
9
Strategic
Multi-
Asset
Portfolio
2,417,677.12
3
395,190.311
194,407.590
3,007,275.02
4

5D.	Removal of the fundamental policy regarding
investing in other investment companies for certain
Portfolios.  (Voted on by the Capital Appreciation
Portfolio, the Government and Quality Bond
Portfolio, the Growth and Income Portfolio, the
Growth Portfolio, the Multi-Asset Portfolio, and the
Strategic Multi-Asset Portfolio.)
Final Vote:

For
Against
Abstain
Total
Capital
Appreciati
on
Portfolio
24,521,691.6
00
3,739,592.7
91
1,892,059.2
84
30,153,343.6
76
Governme
nt and
Quality
Bond
Portfolio
59,109,203.5
14
6,235,862.6
56
3,661,876.7
63
69,006,942.9
33
Growth
and
Income
Portfolio
804,366.213
249,718.888
876.376
1,054,961.47
7
Growth
Portfolio
15,431,255.4
02
2,261,814.6
56
1,043,073.3
43
18,736,143.4
01
Multi-
Asset
Portfolio
2,697,386.87
9
942,097.482
487,967.739
4,127,452.10
0
Strategic
Multi-
Asset
Portfolio
2,370,135.58
5
404,390.194
232,729.246
3,007,275.02
4

5E.	Removal of the fundamental policy restricting
certain Portfolios from purchasing securities of companies when securities issued by such companies are beneficially owned by certain affiliated persons of the Trust in certain circumstances. (Voted on by the Capital
Appreciation Portfolio, the Government and Quality
Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Multi-Asset Portfolio, the
Natural Resources Portfolio, and the Strategic
Multi-Asset Portfolio.)
Final Vote:

For
Against
Abstain
Total
Capital
Appreciati
on
Portfolio
23,778,596.3
87
4,674,157.7
76
1,700,589.5
13
30,153,343.6
76
Governme
nt and
Quality
Bond
Portfolio
57,710,827.7
34
8,285,187.5
87
3,010,927.6
12
69,006,942.9
33
Growth
and
Income
Portfolio
750,402.154
303,689.959
869.364
1,054,961.47
7
Growth
Portfolio
14,960,569.0
75
3,043,137.9
18
732,436.409
18,736,143.4
01
Multi-
Asset
Portfolio
2,530,215.17
1
997,775.034
599,461.895
4,127,452.10
0
Natural
Resources
Portfolio
5,580,017.43
7
1,365,552.0
18
267,791.704
7,213,361.15
9
Strategic
Multi-
Asset
Portfolio
2,320,756.80
1
463,874.540
222,643.684
3,007,275.02
4

7